UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 27, 2023
NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ☐

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed on March 23, 2023, each of Nelnet Servicing, LLC (“Nelnet Servicing”) and Great Lakes Educational Loan Services, Inc. (“Great Lakes”), both subsidiaries of Nelnet, Inc. (the “Company”), received Modifications of Contract with an effective date of April 1, 2023 (collectively the “Modifications”) with the United States Department of Education (the “Department”), pursuant to which the student loan servicing contracts between the Department and each of Nelnet Servicing and Great Lakes (the “Servicing Contracts”) were amended to reduce the current prices earned by Nelnet Servicing and Great Lakes under the Servicing Contracts. On March 27, 2023, each of Nelnet Servicing and Great Lakes received fully signed, executed Modifications from the Department. Forms of the Modifications entered into by Nelnet Servicing and Great Lakes are filed as Exhibits 10.1 and 10.2, respectively, to this report.
Under the Servicing Contracts, Nelnet Servicing and Great Lakes earn a monthly fee from the Department for each unique borrower they service on behalf of the Department. The Modifications reduce the monthly fee by $0.19 per borrower. As of December 31, 2022, Nelnet Servicing and Great Lakes were servicing student loans for 15.8 million borrowers under their contracts.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Form of Modification of Contract dated effective as of April 1, 2023 for Student Loan Servicing Contract between the United States Department of Education and Nelnet Servicing, LLC.

10.2
Form of Modification of Contract dated effective as of April 1, 2023 for Student Loan Servicing Contract between the United States Department of Education and Great Lakes Educational Loan Services, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NELNET, INC.
Date: March 30, 2023                By:    /s/ JAMES D. KRUGER
Name:    James D. Kruger
Title:    Chief Financial Officer